UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2021

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2387 Liberty Way
Virginia Beach, Virginia 23456

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	The NASDAQ Stock Market LLC
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Credit Agreement and First Lien Term Loan

On March 10, 2021 (the “Closing Date”), Franchise Group, Inc., a Delaware corporation (the “Company”), Franchise Group Newco PSP, LLC (“Purchaser”), a Delaware limited liability company and a subsidiary of the Company, Valor Acquisition, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Valor”), and Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“FG Newco Intermediate AF” and, together with the Company, the Purchaser and Valor, the “Borrowers”), entered into a First Lien Credit Agreement (the “First Lien Credit Agreement”) with the various lenders from time to time party thereto (the “First Lien Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (“First Lien Agent”). The First Lien Credit Agreement provides for a $1,000.0 million senior secured term loan (the “First Lien Term Loan”), made by the First Lien Lenders to one or more of the Borrowers.

The Borrowers’ obligations under the First Lien Credit Agreement are guaranteed by the Borrowers (other than with respect to such Borrower’s own obligations) and each of the Company’s other direct and indirect subsidiaries (other than certain excluded subsidiaries, including, so long as such entities are sold during a specified post-closing period, Franchise Group Intermediate L 1, LLC, a Delaware limited liability company and an indirect subsidiary of the Company, and its direct and indirect subsidiaries) (collectively with the Borrowers, the “Loan Parties”) pursuant to a First Lien Guarantee Agreement (the “First Lien Guarantee Agreement”), by and among the Loan Parties and the First Lien Agent, and are required to be guaranteed by each of the Company’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the Closing Date. The obligations of the Borrowers under the First Lien Credit Agreement are secured on a first priority basis by substantially all of the assets (other than the ABL Priority Collateral (as defined below)) of the Loan Parties (the “Term Priority Collateral”) and are secured on a second priority basis by credit card receivables, accounts receivable, deposit accounts, securities accounts, commodity accounts, inventory and goods (other than equipment) of the Loan Parties, in each case, subject to certain exceptions (the “ABL Priority Collateral”), pursuant to a First Lien Collateral Agreement (the “First Lien Collateral Agreement”), by and among the Loan Parties and the First Lien Agent, and are required to be secured by such assets of each of the Company’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the Closing Date. The proceeds of the First Lien Term Loan, together with the proceeds of the Second Lien Term Loan (as defined below) and certain cash on hand of the Company and its subsidiaries, have been or will be used to consummate the Transaction (as defined below), to prepay certain existing indebtedness of the Loan Parties and their subsidiaries, and to pay fees and expenses incurred in connection therewith and with certain related transactions, including the entry into the ABL Agreement (as defined below).

The First Lien Term Loan will mature on March 10, 2026, unless the maturity is accelerated subject to the terms set forth in the First Lien Credit Agreement. The First Lien Term Loan will, at the option of the Borrowers, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months (or under certain circumstances, twelve months or less than one month), plus an interest rate margin of 4.75% (each, a “First Lien LIBOR Loan”), with a 0.75% LIBOR floor, or (ii) an alternate base rate determined as provided in the First Lien Credit Agreement, plus an interest rate margin of 3.75% (each, a “First Lien ABR Loan”), with an effective 1.75% alternate base rate floor. Interest on First Lien LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to an interest period of longer than three months, at three month intervals during such interest period), and interest on First Lien ABR Loans is payable in arrears on the last business day of each calendar quarter.

The Borrowers are required to repay the First Lien Term Loan in equal quarterly installments of $2,500,000 on the last day of each calendar quarter, commencing on June 30, 2021. The Borrowers are required to prepay the First Lien Term Loan with 50% of consolidated excess cash flow on an annual basis, subject to certain exceptions and to leverage-based step-downs to 25% and 0%, and with 100% of the net cash proceeds of certain other customary events, including certain asset sales (but excluding sales of ABL Priority Collateral), including customary reinvestment rights and leverage-based step-downs to 25% and 0%, in each case, subject to certain exceptions. Subject to certain exceptions, repayments of the First Lien Term Loan within six months after the Closing Date in connection with a refinancing to reduce the pricing with respect to the First Lien Term Loan are subject to a prepayment premium of 1.00%. The Borrowers may also be required to pay LIBOR breakage and redeployment costs in certain limited circumstances.

The First Lien Credit Agreement, the First Lien Collateral Agreement and the First Lien Guarantee Agreement collectively include customary affirmative, negative, and financial covenants binding on the Loan Parties, including delivery of financial statements and other reports. The negative covenants limit the ability of the Loan Parties to, among other things, incur debt, incur liens, make investments, sell assets, pay dividends and enter into transactions with affiliates. The financial covenants set forth in the First Lien Credit Agreement include a maximum total leverage ratio (net of certain cash) and a minimum fixed charge coverage ratio, in each case with respect to the Company and its subsidiaries determined on a consolidated basis, to be tested at the end of each fiscal quarter commencing with the first full fiscal quarter ending after the Closing Date. In addition, the First Lien Credit Agreement includes customary events of default, the occurrence of which may require the Borrowers to pay an additional 2.00% interest on the First Lien Term Loan and/or may result in, among other consequences, acceleration of the payment obligations with respect to the First Lien Term Loan, calling on the guarantees, or exercise of remedies with respect to the collateral.

The foregoing descriptions are subject to, and qualified in their entirety by, the full texts of each of the First Lien Credit Agreement, the First Lien Collateral Agreement and the First Lien Guarantee Agreement, each of which is incorporated herein by reference to Exhibits 10.1 – 10.3 to this Current Report on Form 8-K, respectively.

Second Lien Credit Agreement and Second Lien Term Loan

On the Closing Date, the Borrowers entered into a Second Lien Credit Agreement (the “Second Lien Credit Agreement”) with various lenders from time to time party thereto (the “Second Lien Lenders”, and together with the First Lien Lenders, the “Term Loan Lenders”) and Alter Domus (US) LLC, as administrative agent and collateral agent (“Second Lien Agent”, and together with the First Lien Agent, the “Term Loan Agents”). The Second Lien Credit Agreement provides for a $300.0 million senior secured term loan (the “Second Lien Term Loan”, and together with the First Lien Term Loan, the “Term Loans”), made by the Second Lien Lenders to one or more of the Borrowers.

The Borrowers’ obligations under the Second Lien Credit Agreement are guaranteed by the Loan Parties (other than by each Borrower with respect to its own obligations) pursuant to a Second Lien Guarantee Agreement (the “Second Lien Guarantee Agreement”), by and among the Loan Parties and the Second Lien Agent, and are required to be guaranteed by each of the Company’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the Closing Date. The obligations of the Borrowers under the Second Lien Credit Agreement are secured on a second priority basis by the Term Priority Collateral and are secured on a third priority basis by the ABL Priority Collateral pursuant to a Second Lien Collateral Agreement (the “Second Lien Collateral Agreement”), by and among the Loan Parties and the Second Lien Agent, and are required to be secured by such assets of each of the Company’s direct and indirect subsidiaries (other than certain excluded subsidiaries) that may be formed or acquired after the Closing Date. The proceeds of the Second Lien Term Loan, together with the proceeds of the First Lien Term Loan and certain cash on hand of the Company and its subsidiaries, have been or will be used to consummate the Transaction (as defined below), to prepay certain existing indebtedness of the Loan Parties and their subsidiaries, and to pay fees and expenses incurred in connection therewith and with certain related transactions, including the entry into the ABL Agreement.

The Second Lien Term Loan will mature on September 10, 2026, unless the maturity is accelerated subject to the terms set forth in the Second Lien Credit Agreement. The Second Lien Term Loan will, at the option of the Borrowers, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months (or under certain circumstances, twelve months or less than one month), plus an interest rate margin of 7.50% (each, a “Second Lien LIBOR Loan”), with a 1.00% LIBOR floor, or (ii) an alternate base rate determined as provided in the Second Lien Credit Agreement, plus an interest rate margin of 6.50% (each, a “Second Lien ABR Loan”), with an effective 2.00% alternate base rate floor. Interest on Second Lien LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to an interest period of longer than three months, at three month intervals during such interest period), and interest on Second Lien ABR Loans is payable in arrears on the last business day of each calendar quarter.

The Second Lien Term Loan is not subject to scheduled amortization. Solely to the extent the First Lien Term Loan and related obligations have been repaid in full, the Borrowers are required to prepay the Second Lien Term Loan with 50% of consolidated excess cash flow on an annual basis, subject to certain exceptions and to leverage-based step-downs to 25% and 0%, and with 100% of the net cash proceeds of certain other customary events, including certain asset sales (but excluding sales of ABL Priority Collateral), including customary reinvestment rights and leverage-based step-downs to 25% and 0%, in each case, subject to certain exceptions. Subject to certain exceptions, repayments of the Second Lien Term Loan (i) within six months after the Closing Date in connection with a refinancing in full of the Second Lien Term Loan in connection with an acquisition or similar investment (an “Investment-Linked Refinancing Transaction”) are subject to a make-whole premium, (ii) within nine months after the Closing Date, other than in connection with an Investment-Linked Refinancing Transaction, are subject to a make-whole premium and (iii) solely to the extent clauses (i) and (ii) do not apply, a prepayment premium of 2.00%. The Borrowers may also be required to pay LIBOR breakage and redeployment costs in certain limited circumstances.

The Second Lien Credit Agreement, the Second Lien Collateral Agreement and the Second Lien Guarantee Agreement collectively include customary affirmative, negative, and financial covenants binding on the Loan Parties, including delivery of financial statements and other reports. The negative covenants limit the ability of the Loan Parties to, among other things, incur debt, incur liens, make investments, sell assets, pay dividends and enter into transactions with affiliates. The financial covenants set forth in the Second Lien Credit Agreement include a maximum total leverage ratio (net of certain cash) and a minimum fixed charge coverage ratio, in each case with respect to the Company and its subsidiaries determined on a consolidated basis, to be tested at the end of each fiscal quarter commencing with the first full fiscal quarter ending after the Closing Date. In addition, the Second Lien Credit Agreement includes customary events of default, the occurrence of which may require the Borrowers to pay an additional 2.00% interest on the Second Lien Term Loan and/or may result in, among other consequences, acceleration of the payment obligations with respect to the Second Lien Term Loan, calling on the guarantees, or exercise of remedies with respect to the collateral.

The foregoing descriptions are subject to, and qualified in their entirety by, the full texts of each of the Second Lien Credit Agreement, the Second Lien Collateral Agreement and the Second Lien Guarantee Agreement, each of which is incorporated herein by reference to Exhibits 10.4 – 10.6 to this Current Report on Form 8-K, respectively.

Third Amended and Restated Loan and Security Agreement (ABL)

On the Closing Date, the Company, Valor (together with its subsidiaries that are also borrowers, the “TVS Borrowers”), FG Newco Intermediate AF (together with its subsidiaries that are also borrowers, the “AFG Borrowers”) and the Purchaser (together with its subsidiaries that are also borrowers, the “PSP Borrowers”) entered into a Third Amended and Restated Loan and Security Agreement (the “ABL Agreement”), along with the other borrowers from time to time party thereto (together with the Company, the TVS Borrowers, the AFG Borrowers and the PSP Borrowers, the “ABL Borrowers”) and the other loan parties from time to time party thereto (together with the ABL Borrowers, the “ABL Loan Parties”), the lenders and issuing bank from time to time party thereto (the “ABL Lenders”) and JPMorgan Chase Bank, N.A., as agent (the “ABL Agent”). The ABL Agreement provides for a senior secured revolving loan facility (the “ABL Revolver”) with aggregate commitments available to the ABL Borrowers of the lesser of (i) $150.0 million and (ii) a specified borrowing base based on a percentage of the ABL Borrowers’ eligible credit card receivables, accounts (subject to certain limitations) and inventory (subject to certain limitations), less certain reserves (the “Aggregate Borrowing Cap”). Furthermore, the ABL Agreement includes separate borrowing caps equal to (A) the lesser of (1) $100.0 million and (2) a specified borrowing base based on a percentage of the AFG Borrowers’ eligible credit card receivables, accounts (subject to certain limitations) and inventory (subject to certain limitations), less certain reserves (the “AFG Borrowing Cap”), (B) the lesser of (1) $125.0 million and (2) a specified borrowing base based on a percentage of the TVS Borrowers’ eligible credit card receivables, accounts (subject to certain limitations) and inventory (subject to certain limitations), less certain reserves (the “TVS Borrowing Cap”) and (C) the lesser of (1) $75.0 million and (2) a specified borrowing base based on a percentage of the PSP Borrowers’ eligible credit card receivables, accounts (subject to certain limitations) and inventory (subject to certain limitations), less certain reserves (the “PSP Borrowing Cap”). As of the Closing Date, the ABL Revolver was undrawn. The ABL Agreement amended and restated the existing Second Amended and Restated Loan and Security Agreement, dated as of December 16, 2019, among certain of the ABL Loan Parties, the lenders party thereto and the ABL Agent.

Each ABL Borrower’s obligations under the ABL Agreement are guaranteed by each of the ABL Loan Parties pursuant to an Second Amended and Restated Guaranty Agreement (the “ABL Guaranty”), dated as of the Closing Date, among the ABL Loan Parties party thereto and the ABL Agent, which ABL Guaranty amended and restated the existing Amended and Restated Guaranty Agreement, dated as of December 16, 2019, among the ABL Loan Parties party thereto and the ABL Agent. The obligations of the ABL Borrowers under the ABL Agreement are secured by substantially all of the assets of the ABL Loan Parties pursuant to the ABL Agreement and a Third Amended and Restated Pledge Agreement (the “ABL Pledge”), dated as of the Closing Date, among the ABL Loan Parties party thereto and the ABL Agent, which ABL Pledge amended and restated the existing Second Amended and Restated Stock Pledge Agreement, dated as of December 16, 2019, among the ABL Loan Parties party thereto and the ABL Agent. An Intercreditor Agreement (the “Intercreditor Agreement”), dated as of the Closing Date, sets forth (i) the relative priorities of the security interests granted with respect to the Term Loans and those granted with respect to the ABL Revolver (as defined below) and (ii) the relative priorities of the security interests granted with respect to the ABL Revolver and those granted with respect to the Term Loans. The security interest granted to the ABL Agent (for itself and the ABL Lenders) is: (A) senior that that granted to the Term Loan Agents (for itself and the Term Loan Lenders) with respect to the ABL Priority Collateral and (B) junior that that granted to the Term Loan Agents (for itself and the Term Loan Lenders) with respect to the Term Priority Collateral.

The ABL Revolver will mature on March 10, 2025, unless the maturity is accelerated subject to the terms set forth in the ABL Agreement. Borrowings under the ABL Revolver will, at the option of the Company, bear interest at either (i) a rate per annum based on LIBOR for an interest period of one, two, three or six months, plus an interest rate margin that ranges from 1.75% to 2.25%, depending on excess availability (a “LIBOR Loan”), with a 0.0% LIBOR floor, or (ii) an alternate base rate determined as provided in the ABL Agreement, plus an interest rate margin that ranges from 0.75% to 1.25%, depending on excess availability (an “ABR Loan”), with a 1.0% alternate base rate floor. Interest on LIBOR Loans is payable in arrears at the end of each applicable interest period (and, with respect to a six-month interest period, three months after commencement of the interest period), and interest on ABR Loans is payable in arrears on the first business day of each calendar quarter.

Subject to the Intercreditor Agreement, the ABL Borrowers are required to repay the excess amount of borrowings under the ABL Revolver if: (i) the aggregate outstanding principal amount of all borrowings by the ABL Borrowers under the ABL Revolver at any time exceeds the Aggregate Borrowing Cap, (ii) the aggregate outstanding principal amount of all borrowings by the AFG Borrowers under the ABL Revolver at any time exceeds the AFG Borrowing Cap, (iii) the aggregate outstanding principal amount of all borrowings by the TVS Borrowers under the ABL Revolver at any time exceeds the TVS Borrowing Cap or (iv) the aggregate outstanding principal amount of all borrowings by the PSP Borrowers under the ABL Revolver at any time exceeds the PSP Borrowing Cap.

The ABL Agreement and ABL Pledge include customary affirmative and negative covenants binding on the ABL Loan Parties party thereto, including delivery of financial statements, borrowing base certificates and other reports. The negative covenants limit the ability of the ABL Loan Parties, among other things, to incur debt, incur liens, make investments, sell assets, pay dividends and enter into transactions with affiliates. In addition, the ABL Agreement includes customary events of default, the occurrence of which may require the ABL Borrowers to pay an additional 2.0% interest on the borrowings under the ABL Revolver.

The foregoing descriptions are subject to, and qualified in their entirety by, the full texts of each of the ABL Agreement, the ABL Guaranty, the ABL Pledge and the Intercreditor Agreement, each of which is incorporated herein by reference to Exhibits 10.7 – 10.9 to this Current Report on Form 8-K, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of PSP

On the Closing Date, Purchaser completed its acquisition (the “Transaction,” which was previously announced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 28, 2021) of all of the outstanding equity interests of PSP Midco, LLC, a Delaware limited liability company (“PSP Midco” and, together with its direct and indirect subsidiaries, collectively, “PSP”), pursuant to the terms of that certain Amended and Restated Equity Purchase Agreement, dated March 3, 2021 (the “A&R Equity Purchase Agreement”), entered into by Purchaser with each of (i) PSP Holdings, LLC, a Delaware limited liability company (“PSP Holdings”), (ii) Sentinel Capital Partners VI-A, L.P., a Delaware limited partnership, (iii) Sentinel PSP Blocker, Inc., a Delaware corporation, (iv) PSP Midco, (v) PSP Intermediate, LLC, a Delaware limited liability company (“PSP Intermediate”), (vi) Sentinel Capital Partners, L.L.C., a Delaware limited liability company, solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 of the A&R Equity Purchase Agreement, (vii) PSP Midco Holdings, LLC, a Delaware limited liability company (“Midco Holdings”, and subject to the provisions of the A&R Equity Purchase Agreement, each of PSP Holdings, PSP Intermediate and Midco Holdings, a “Seller”), and (viii) the Company, solely for purposes of agreeing to the covenants set forth in Section 10.19 of the A&R Equity Purchase Agreement.

The foregoing summary of the A&R Equity Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the A&R Equity Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 8, 2021 and incorporated herein by reference.

To the extent required, the information set forth in Item 1.01 of the Current Reports on Form 8-K filed by the Company with the SEC on each of January 28, 2021 and March 8, 2021 and the information set forth in Exhibit 99.1 of the Current Report on Form 8-K filed by the Company with the SEC on March 10, 2021 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this item with respect to the Transaction will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this item with respect to the Transaction will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1	First Lien Credit Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, as a Borrower and as Lead Borrower, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, and Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, each as a Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent.*

10.2	First Lien Guarantee Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, the other Guarantors party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.*

10.3	First Lien Collateral Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent.*

10.4	Second Lien Credit Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, as a Borrower and as Lead Borrower, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, and Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, each as a Borrower, the Lenders from time to time party thereto and Alter Domus (US) LLC, as Administrative Agent and as Collateral Agent.*

10.5	Second Lien Guarantee Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, the other Guarantors party thereto and Alter Domus (US) LLC, as Administrative Agent.*

10.6	Second Lien Collateral Agreement, dated March 10, 2021, among Franchise Group, Inc., a Delaware corporation, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, the other Grantors party thereto and Alter Domus (US) LLC, as Collateral Agent.*

10.7	Third Amended and Restated Loan and Security Agreement, dated March 10, 2021 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Franchise Group, Inc., a Delaware corporation, as Administrative Borrower and a Borrower, American Freight Outlet Stores, LLC, a Delaware limited liability company, American Freight, LLC, a Delaware limited liability company, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Pet Supplies “Plus”, LLC, a Delaware limited liability company, Valor Acquisition, LLC, a Delaware limited liability company, Vitamin Shoppe Industries LLC, a New York limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, each as a Borrower, the Guarantors from time to time party thereto, the Lenders and other entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as Agent.*

10.8	Second Amended and Restated Guaranty Agreement, dated March 10, 2021 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Franchise Group, Inc., a Delaware corporation, as a Guarantor, the other Guarantors from time to time party thereto and JPMorgan Chase Bank, N.A., as Agent.

10.9	Third Amended and Restated Pledge Agreement, dated March 10, 2021 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Franchise Group, Inc., a Delaware corporation, as Administrative Borrower and a Pledgor, the other Pledgors from time to time party thereto and JPMorgan Chase Bank, N.A., as Agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the agreement have been omitted from this Current Report on Form 8-K and will be furnished supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: March 15, 2021	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer